                                                                   Exhibit 10.16



                          ENERGY SEARCH, INCORPORATED

                               OUTSIDE DIRECTORS
                               STOCK OPTION PLAN
                          (Effective January 1, 1997)

                          Article I--Purpose of Plan

1.1 PURPOSE OF PLAN. The purpose of the Energy Search, Incorporated ("ESI") Stock Option Plan is to encourage the ownership of ESI Common Stock by Outside Directors of the Company so that the person to whom the option is granted may acquire a proprietary interest in the success of the Company, and to encourage such person to remain a director of the Company. This Plan shall consist of grants of incentive stock options, which are not intended to qualify under
Section 422 of the Internal Revenue Code of 1986, as amended.

                            Article II--Definitions

2.1   AWARD means Options granted hereunder.

2.2   BOARD means the Board of Directors of Energy Search, Incorporated.

2.3 CODE means the Internal Revenue Code of 1986, as amended. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

2.4 COMPANY means Energy Search, Incorporated ("ESI") or any successors as described in Article XI and any subsidiary of the Company of which the Company owns, directly or indirectly, greater than fifty percent (50%) of its voting capital stock.

2.5 DATE OF DISABILITY means the date on which a Participant is classified as Disabled.

2.6 DISABILITY or DISABLED means the classification of a Participant as "Disabled" pursuant to a long-term disability plan of the Company, if any, or successor to such plan (or, if there is no such plan, as determined by the Committee), provided that the Participant meets the requirements of Section 22(e)(3) of the Code.

2.7   EFFECTIVE DATE means January 1, 1997.

2.8 ELIGIBLE DIRECTOR means any director of the Company who is a "non-employee director" as defined under Rule 16b-3 under the Securities Exchange Act of 1934 and who qualifies as an "outside director" under the Company's charter and bylaws, as amended.

2.9 FAIR MARKET VALUE means the fair market value of the Stock, as determined by the Committee; provided, however, that (i) if the Stock is admitted to trading on a national securities exchange on the date the Option is granted, Fair Market Value shall not be less than the last sale price reported for the Stock on such exchange on such date or, if no sales are reported on the date the Option is granted, on the date next preceding such date on which a sale was reported, or (ii) if the Stock is not admitted to trading on a national securities exchange on the date the Option is granted but the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation system on the date the Option is granted, Fair Market Value shall not be less than the average of the highest bid and lowest asked prices of the stock on such system on such date. Notwithstanding the preceding, in the case of grants of Awards that are effective as of the Effective Date, "Fair Market Value" shall mean the initial public offering price of the Stock as set forth in the Registration Statement filed by ESI with the Securities and Exchange Commission in connection with such initial public offering.

2.10 INCENTIVE STOCK OPTION means an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is granted under
Article VII.

2.11 INSIDER means an "officer" or "director" of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

2.12 NONQUALIFIED STOCK OPTION means an Option which is not an Incentive Stock Option and which is granted under Article VII.

2.13 OPTION means either a Nonqualified Stock Option or an Incentive Stock Option granted under Article VII.

2.14 PARTICIPANT means an Eligible Director who has been granted an Award under this Plan.

2.15  PLAN means this ESI Outside Director Stock Option Plan.

2.16 RETIREMENT means the normal retirement from the Board of Directors by voluntary retirement, failure to be re-appointed, or failure to be elected in the ordinary course of the Company's governance.

2.17 RETIREMENT DATE is the employee's date of Retirement from the Board of Directors of the Company.

2.18  STOCK means Common Stock of ESI, no par value per share.

2.19 STOCK OPTION AGREEMENT means an agreement with respect to Options, as described in Article VIII.

2.20 TERMINATION means resignation or removal from the Board of Directors of the Company, except in the event of death, Disability, or Retirement.

2.21 VESTED OPTION means, at any date, an Option which a Participant is then entitled to exercise pursuant to the terms of the Plan and an applicable Stock Option Agreement.

                  Article III -- Effective Date and Duration

3.1 EFFECTIVE DATE. This Plan was approved by the Board of Directors and Stockholders of the Company by written consent as of September 18, 1996. This Plan shall be effective as of January 1, 1997.

3.2 PERIOD FOR GRANTS OF AWARDS. Awards may be made as provided herein for a period of ten (10) years after the Effective Date.

3.3 TERMINATION. This Plan may be terminated as provided in Article XII, but shall continue in effect until all matters relating to the payment of Awards and the administration of the Plan have been settled.

                          Article IV - Administration

4.1 ADMINISTRATION. Except where this Plan expressly reserves administrative or other powers otherwise, this Plan shall be administered by the Board of Directors of the Company. All questions of interpretation and application of this Plan, or of the terms and conditions pursuant to which Awards are granted, exercised, or forfeited under the provisions hereof, shall be subject to the determination of the Board. Such determination shall be final and binding upon all parties affected thereby. In all events the Board shall have ultimate discretion concerning to whom Awards shall be made.

While not required, it is contemplated that Awards granted hereunder will be recommended by the Board members or management of the Company, and that the Board will determine whether to accept such recommendations.

Article V -- Grant of Awards and Limitation of Number of Shares of Stock Awarded

5.1 GRANTS OF AWARDS; NUMBERS OF SHARES. The Board may, from time to time, grant Awards of Options to one or more Eligible Directors in its discretion; provided, however, that:

       (i) Subject to any adjustment pursuant to Article X or Article XI, the aggregate number of shares of Stock subject to Awards under this Plan may not exceed 50,000 shares of Stock;
       (ii) To the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, or to the extent that the Award is canceled by mutual agreement of the Board and the Participant (which cancellation opportunities may be offered by the Committee to Participants from time to time), any shares of Stock subject to such Award shall again be available for the grant of an Award hereunder; and

     (iii) Shares of Stock ceasing to be subject to an Award because of the exercise of an Option shall no longer be available for the grant of an Award hereunder.

                            Article VI--Eligibility

6.1 ELIGIBLE INDIVIDUAL. All Eligible Directors of the Company shall be eligible to receive Awards hereunder. Subject to the provisions of this Plan, the Board shall from time to time select from such Eligible Employees those to whom Awards shall be granted and determine the size of the Awards. A Participant may hold more than one Option at any one time.

                             Article VII--Options

7.1 GRANTS OF OPTIONS. Awards shall be granted to Participants in the form of Options to purchase Stock.

7.2 TYPE OF OPTION. The Board may grant a Participant who is an Eligible Director only Nonqualified Stock Options.

7.3 INCENTIVE STOCK OPTION; LIMITATIONS. No Incentive Stock Options shall be awarded to Outsides Director under this Plan.

         Article VIII-- Term and Conditions of Stock Option Agreements

8.1 STOCK OPTION AGREEMENTS. Awards shall be evidenced by Stock Option Agreements in such form as the Board shall, from time to time, approve. Such Stock Option Agreements, which need not be identical, shall comply with and be subject to the following terms and conditions:

     (a) Medium of Payment. Upon exercise of the Option, the Option price shall be payable either (i) in United States dollars in cash or by certified check, bank draft, or money order payable to the order of the Company, or (ii) in the discretion of the Committee through the delivery of shares of Stock with a Fair Market Value equal to the total Option price, or (iii) by a combination of the methods described in (i) and (ii); provided, however, that in the case of an Option price which is paid by an Insider in whole or in part by the delivery of shares of Stock, the Stock acquired in the exercise of such Option shall not be disposed of by the insider for a six (6) month period commencing on the date on which the Insider last purchased stock (including the Stock tendered in connection with such exercise).

     (b) Number of Shares. The Stock Option Agreement shall state the total number of shares to which it pertains.

     (c) Option Price. With respect to Nonqualified Stock Options, the Option Price shall be not less than the Fair Market Value of such shares on the date of the granting of the Option.

     (d) Term of Options. Each Nonqualified Stock Option and Incentive Stock Option granted under this Plan shall expire not more than ten (10) years from the date the Option is granted.

     (e) Date of Exercise. Subject to subsection (d) of this Section, an Option which becomes a Vested Option may be exercised in whole or in part at any time thereafter. Options which are awarded hereunder shall become exercisable as Vested Options, as follows:

          (i) The aggregate number of shares of Stock subject to any Award shall be divided into four (4) equal installments. The first installment shall become Vested Options one (1) year from the date of such Award, the second installment shall become Vested Options two (2) years from the date of such Award, the third installment shall become Vested Options three (3) years from the date of such Award, and the fourth installment shall become Vested Options four (4) years from the date of such Award.

          (ii) Except as otherwise provided hereunder, the Board may in its discretion accelerate the time at which an Option granted hereunder may be exercised; provided, however, that in the event of any such acceleration with respect to an Option held by an Insider, at least six (6) months shall elapse from the date of such acceleration to the later of the date of exercise of the Option or Option or the disposition of the Stock acquired by exercising the Option.

          (iii) Notwithstanding the preceding, all Options which are awarded to a Participant hereunder shall become Vested Options upon the Participant's Retirement, Disability or death.

          (iv) Notwithstanding the preceding, all Options which are awarded to a Participant hereunder shall become Vested Options upon a change in control or threatened imminent change in control of the Company.

     (f) Forfeiture or Exercise of Option. If a Participant ceases to be an Eligible Director of the Company for any reason, all Options held by him or her which are not Vested Option shall terminate. If a Participant ceases his or her status as an Eligible Director of the Company prior to exercise of the Participant's Vested Options, such Vested Options shall be forfeited, or be exercised, as follows:

          (i) Termination. In the event of a Participant's Termination as a Director, the Participant's Vested Options shall be forfeited immediately.

          (ii) Retirement. In the event of a Participant's Retirement, the Participant shall have the right to exercise his or her Vested Options within three (3) months (or such shorter period as the Code or the terms of the participant Stock Option Agreement may require) of the Participant's Retirement Date.

          (iii) Disability. Upon the Disability of a Participant, the Participant's Vested Options shall be exercisable within twelve (12) months (or such shorter period as the Code or the terms of the particular Stock Option Agreement may require) of the Participant's Date of Disability.

          (iv) Death. If the Participant dies while a member of the Board of the Company or within the period of time after Retirement during which the Participant would have been entitled to exercise his or her Vested Option rights, the Participant's estate, personal representative, or beneficiary (as applicable) shall have the right to exercise such Vested Options within one (1) year from the date of the Participant's death (or such shorter period as the Code or the terms of the particular Stock Option Agreement may require).

     (g) Agreement as to Sale of Securities. If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant exercising the Option shall agree to purchase the shares that are subject to the Option for investment only and not with any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations, the Participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.

     (h) Minimum Number of Shares. The minimum number of shares of Stock with respect to which an Option may be exercised at any one time shall be ten (10) shares, unless the number is the total number at the time available for exercise under the Award.

     (i) Required Amendments. Each Award shall be subject to any provision necessary to assure compliance with federal and state securities laws.

     (j) Limitation of Participant Rights. A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to an Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares to the Participant, and the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereafter, the Participant shall have full voting, dividend, and other ownership rights with respect to such shares to stock.

    Article IX--Grants in Substitution for Options Granted by Other Corporations

9.1  SUBSTITUTE AWARDS. No Substitute Awards are permitted by this plan.

                    Article X--Changes in Capital Structure

10.1 CAPITAL STRUCTURE CHANGES

     (a) In the event of any change in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease of such shares, then appropriate adjustments shall be made by the Board with respect to outstanding Awards and the aggregate number of shares of Stock which may be awarded pursuant to this Plan. Additions to Awards issued as a result of any such change shall bear the same restrictions and carry the same terms as the Awards to which they relate.

     (b) In the event of a change in the Stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or in par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Stock within the meaning of this Plan.

                       Article XI -- Company Successors

11.1  IN GENERAL

      (a) If the Company shall be the surviving or resulting corporation in any merger, sale of assets or sale of stock, consolidation, or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation), any Award granted hereunder shall pertain to and apply to the securities to which a holder of Stock would have been entitled. The Board shall make such appropriate determinations and adjustments as it deems necessary so as to preserve substantially the rights and benefits, both as to number of shares and otherwise, of Participants under this Plan.

      (b) If the Company shall not be the surviving corporation in any merger, sale of assets or sale of stock, consolidation, or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation) involving the Company, the successor corporation may, but shall not be required to, issue substitute options so as to preserve substantially the rights and benefits of the Participants under this Plan.

                Article XII -- Amendment or Termination of Plan

12.1 AMENDMENT AND TERMINATION. The Plan shall terminate on the tenth (10) anniversary of the Effective Date of the Plan. The Board may at any time and from time to time otherwise alter, amend, suspend, or terminate this Plan in whole or in part; provided, however, that (i) no such action may be taken without stockholder approval which materially increases the benefits accruing to Participants hereunder, materially increases the number of securities which may be issued pursuant to this Plan (except as provided in Sections 10.1 and 11.1), materially extends the period for granting Awards hereunder, or materially modifies the requirements as to eligibility for participation hereunder; and
(ii) no such action may be taken, without the consent of the Participant to whom any Award shall have been granted, which adversely affects the rights of such participant concerning such Award, except as such termination or amendment of this Plan is required by statue, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder.

                   Article XIII -- Miscellaneous Provisions

13.1 NONTRANSFERABILITY. Except by the laws of descent and distribution, no benefit provided hereunder shall be subject to alienation, assignment, or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment, or transfer shall be void and of no effect whatsoever and, upon any such attempt, the benefit shall terminate and be of no force or effect. During a Participant's lifetime, Options granted to the Participant shall be excercisable only by the Participant. Shares of Stock shall be delivered only into the hands of the Participant or death beneficiary entitled to receive the same or into the hands of the Participant's authorized legal representative.

13.2 TAX WITHHOLDING. The Company shall have the right to deduct from all Awards paid any federal, state, local, or employment taxes which it deems are required by law to be withheld with respect to such payments. The Participant receiving Stock pursuant to the exercise of an Option may be required to pay to the Company an amount required to be withheld with respect to such Stock. At the request of a Participant, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over the governmental entity entitled to receive the same.

13.3 FRACTIONAL SHARES. Any fractional shares concerning Awards shall be eliminated at the time of payment or payout by rounding down for fractions of less than one half (1/2) and rounding up for fractions of equal to or greater than one half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

13.4 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agencies as may be deemed necessary or appropriate by the Committee. If Stock awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. The Plan shall be subject to any provision necessary to assure compliance with federal and state securities laws.

13.5 INDEMNIFICATION. Each person who is or at any time serves as a member of the Board shall be indemnified and held harmless by the Company against and from
(i) any loss, cost, liability, or expense that may be imposed on or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and
(ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to this Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or by-laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

13.6 RELIANCE ON REPORTS. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

13.7 GOVERNING LAW. All matters relating to this Plan or to Awards granted hereunder shall be governed by the laws of the State of Tennessee, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

13.8 RELATIONSHIP TO OTHER BENEFITS. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, or group insurance plan of the Company.

13.9 EXPENSES. The expenses of implementing and administering this Plan shall be borne by the Company.

13.10 TITLES AND HEADINGS. The titles and headings of the Articles and Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

13.11 USE OF PROCEEDS. Proceeds from the sale of Stock pursuant to Options granted under the plan shall constitute general funds of the Company.

13.12 NONEXCLUSIVITY OF PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan, and such arrangements may be applicable either generally or only in specific cases.


   Adopted by the Board of Directors and Stockholders as of December 3, 1996